                                                                EXHIBIT 16(a)(i)

                                 HIGH YIELD FUND
                        CALCULATION OF DISTRIBUTION RATE
                           PERIOD ENDED JUNE 30, 1998



                         Current Annual Income Per Share
                             Current Offering Price



Class A Shares


                                  $.840
                                  -----
                                  $10.38              = 8.09%



Class B Shares


                                  $.768
                                  -----
                                  $9.89               = 7.77%



Class C Shares


                                  $.768
                                  -----
                                  $9.88               = 7.77%


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                        HIGH YIELD FUND - CLASS A SHARES

          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1998


Formula                                            P(1+T)n     =     ERV

Including Payment of the Sales Charge
Net Asset Value                                      $9.89
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,041.78     =     ERV
One year period ended 06/30/98                           1     =     n

TOTAL RETURN FOR THE PERIOD                          4.18%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                      $9.89
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,093.64     =     ERV
One year period ended 06/30/98                           1     =     n

TOTAL RETURN FOR THE PERIOD                          9.36%     =     T


             TOTAL RETURN CALCULATION FIVE YEARS ENDED JUNE 30, 1998


Formula                                            P(1+T)n     =     ERV
Including Payment of the Sales Charge
Net Asset Value                                      $9.89
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,469.89     =     ERV
Five years ended 06/30/98                                5     =     n

TOTAL RETURN FOR THE PERIOD                          8.01%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                      $9.89
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,543.61     =     ERV
Five years ended 06/30/98                                5     =     n

TOTAL RETURN FOR THE PERIOD                          9.07%     =     T

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                        HIGH YIELD FUND - CLASS A SHARES

             TOTAL RETURN CALCULATION TEN YEARS ENDED JUNE 30, 1998


Formula                                            P(1+T)n     =     ERV
Including Payment of the Sales Charge
Net Asset Value                                      $9.89
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $2,220.97     =     ERV
Ten years ended 06/30/98                                10     =     n

TOTAL RETURN FOR THE PERIOD                          8.31%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                      $9.89
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $2,331.71     =     ERV
Ten years ended 06/30/98                                10     =     n

TOTAL RETURN FOR THE PERIOD                          8.83%     =     T

            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1998


Formula                                            P(1+T)n     =     ERV

Including Payment of the Sales Charge
Net Asset Value                                      $9.89
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $2,676.32     =     ERV
Inception through 06/30/98                           12.01     =     n

TOTAL RETURN FOR THE PERIOD                           8.54%    =     T


Excluding Payment of the Sales Charge
Net Asset Value                                      $9.89
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $2,809.33     =     ERV
Inception through 06/30/98                           12.01     =     n

TOTAL RETURN FOR THE PERIOD                           8.98%    =     T

                        HIGH YIELD FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                         INCEPTION THROUGH JUNE 30, 1998


Formula                             ERV - P
                                    -------
                                       P           =     T

Including Payment of the Sales Charge
Net Asset Value                                      $9.89
Initial Investment                               $1,000.00      =     P
Ending Redeemable Value                          $2,676.32      =     ERV

TOTAL RETURN FOR THE PERIOD                        167.63%      =     T


Excluding Payment of the Sales Charge
Net Asset Value                                      $9.89
Initial Investment                               $1,000.00      =     P
Ending Redeemable Value                          $2,809.33      =     ERV

TOTAL RETURN FOR THE PERIOD                        180.93%      =     T

                        HIGH YIELD FUND - CLASS B SHARES

          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1998

Formula                                            P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                      $9.89
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,052.79     =     ERV
One year period ended 06/30/98                           1     =     n

TOTAL RETURN FOR THE PERIOD                          5.28%     =     T


Excluding Payment of the CDSC
Net Asset Value                                      $9.89
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,092.79     =     ERV
One year period ended 06/30/98                           1     =     n

TOTAL RETURN FOR THE PERIOD                          9.28%     =     T


             TOTAL RETURN CALCULATION FIVE YEARS ENDED JUNE 30, 1998


Formula                                            P(1+T)n     =     ERV
Including Payment of the CDSC
Net Asset Value                                      $9.89
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,480.98     =     ERV
Five years ended 06/30/98                                5     =     n

TOTAL RETURN FOR THE PERIOD                          8.17%     =     T


Excluding Payment of the CDSC
Net Asset Value                                      $9.89
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,495.27     =     ERV
Five years ended 06/30/98                                5     =     n

TOTAL RETURN FOR THE PERIOD                          8.38%     =     T
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                        HIGH YIELD FUND - CLASS B SHARES

            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1998

Formula                                            P(1+T)n     =     ERV


Including Payment of the CDSC
Net Asset Value                                      $9.89
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,534.46     =     ERV
Inception through 06/30/98                            5.12     =     n

TOTAL RETURN FOR THE PERIOD                          8.72%     =     T


Excluding Payment of the CDSC
Net Asset Value                                      $9.89
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,544.17     =     ERV
Inception through 06/30/98                            5.12     =     n

TOTAL RETURN FOR THE PERIOD                          8.86%     =     T



              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                         INCEPTION THROUGH JUNE 30, 1998

Formula                             ERV - P
                                    -------
                                       P           =     T

Including Payment of the CDSC
Net Asset Value                                      $9.89
Initial Investment                               $1,000.00      =     P
Ending Redeemable Value                          $1,534.46      =     ERV

TOTAL RETURN FOR THE PERIOD                         53.45%      =     T


Excluding Payment of the CDSC
Net Asset Value                                      $9.89
Initial Investment                               $1,000.00      =     P
Ending Redeemable Value                          $1,544.17      =     ERV

TOTAL RETURN FOR THE PERIOD                         54.42%      =     T

                        HIGH YIELD FUND - CLASS C SHARES

          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1998


Formula                                            P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                      $9.88
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,074.74     =     ERV
One year period ended 06/30/98                           1     =     n

TOTAL RETURN FOR THE PERIOD                          7.47%     =     T


Excluding Payment of the CDSC
Net Asset Value                                      $9.88
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,084.74     =     ERV
One year period ended 06/30/98                           1     =     n

TOTAL RETURN FOR THE PERIOD                          8.47%     =     T


            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1998


Formula                                            P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                      $9.88
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,473.54     =     ERV
Inception through 06/30/98                            4.88     =     n

TOTAL RETURN FOR THE PERIOD                          8.27%     =     T

Excluding Payment of the CDSC
Net Asset Value                                      $9.88
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,473.54     =     ERV
Inception through 06/30/98                            4.88     =     n

TOTAL RETURN FOR THE PERIOD                          8.27%     =     T

                        HIGH YIELD FUND - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                         INCEPTION THROUGH JUNE 30, 1998

Formula                             ERV - P
                                    -------
                                       P           =     T

Including Payment of the CDSC
Net Asset Value                                      $9.88
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,473.54     =     ERV

TOTAL RETURN FOR THE PERIOD                         47.35%     =     T

Excluding Payment of the CDSC
Net Asset Value                                      $9.88
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,473.54     =     ERV

TOTAL RETURN FOR THE PERIOD                         47.35%     =     T